UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2023

Crown Electrokinetics Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-249833	47-5423944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 NE Circle Blvd.

Corvallis, Oregon 97330

(Address of Principal Executive Offices)

(800) 674-3612

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase

On January 3, 2023, Crown Electrokinetics Corp. (the “Company”), consummated an asset acquisition in which it acquired certain assets related to the construction of 5G fiber optics infrastructure and distributed antenna systems (the “Asset Acquisition”).

The Asset Acquisition was simultaneously entered into and consummated pursuant to a certain Asset Purchase Agreement (the “Asset Purchase Agreement”) with Amerigen 7 LLC, a Texas limited liability company (“Amerigen”).  Pursuant to the terms of the Asset Purchase Agreement, Amerigen sold, and the Company acquired, all of the assets of Amerigen (other than certain excluded assets set forth in the Asset Purchase Agreement) for a purchase price of (i) $645,000 and (ii) the assumption of certain liabilities of Amerigen (as set forth in the Asset Purchase Agreement).  The Asset Purchase Agreement contains customary representations and warranties associated with similar asset conveyance transactions, and provides for mutual indemnification in an amount not to exceed $322,500.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the Asset Purchase Agreement, a copy of which is annexed to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Secured Financing

On January 3, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors as purchasers (the “Investors”). Pursuant to the Securities Purchase Agreement, the Company sold, and the Investors purchased, $1.2 million in principal amount of senior secured notes (the “Senior Notes”) and 2,500,000 warrants (“Warrants”), each Warrant entitling the holder to purchase one share of the Company’s common stock, par value $0.0001 (“Common Stock”).

The Senior Notes were issued with an original issue discount of 20%, do not bear interest, and mature three months from the date of issuance (unless extended pursuant to the terms of the Senior Notes). To secure its obligations thereunder and under the Securities Purchase Agreement, the Company has granted a security interest over all of its assets to the collateral agent for the benefit of the Investors.

The Warrants are exercisable for five years at an exercise price of $0.322, subject to adjustment under certain circumstances described in the Warrants.

The Company has agreed to use its best efforts to file a registration statement and to cause such registration statement to be declared “effective” in a timely manner.

The Senior Notes and Warrants sold were not registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state, and were offered and sold in reliance upon the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing descriptions of the Senior Notes, the Warrants, the Securities Purchase Agreement do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 4.1, 4.2 and 10.2, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description of the Asset Acquisition in Item 1.01 is incorporated herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant

The description of the Senior Notes issued by the Company described in Item 1.01 is incorporated herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Senior Notes and Warrants pursuant to the Securities Purchase Agreement is incorporated by reference herein in its entirety. The Company issued the Senior Notes and Warrants in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On January 4, the Company issued a press release announcing the completion of the Asset Acquisition. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. Also on January 4, 2023, the Company posted a presentation to its website relating to the Asset Acquisition, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Warrant, issued by the Company to the Investors
4.2	Form of Senior Note, issued by the Company to the Investors
10.1	Form of Asset Purchase Agreement, dated January 3, 2023, between the Company and Amerigen 7 LLC
10.2	Form of Securities Purchase Agreement, dated January 3, 2023, between the Company and the Investors
99.1	Press release dated January 4, 2023
99.2	Investor Presentation dated January 4, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN ELECTROKINETICS CORP.

January 4, 2023	By:	/s/ Doug Croxall
	Name:	Doug Croxall
	Title:	Chief Executive Officer

3